SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ] [ ] [X] [ ] [ ]

Preliminary Proxy Statement
Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to 14a-11(c) or Rule 14a-12

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] [ ]	No fee required Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) (2) (3) (4) (5)

Title of each class of secruties to which transaction applies:_________________________
Aggregate number of securities to which transaction applies:________________________
Per unit price or other underlying value of transaction computed pursuant to Exchange
Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________________________________________________________________________
Proposed maximum aggregate value of transaction:_______________________________
Total fee paid:___________________________________________________________

[ ] [ ]

Fee previously paid with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) (2) (3) (4)

Amount Previously Paid:____________________________
Form, Schedule or Registration Statement No.:____________
Filing Party:______________________________________
Date Filed:_______________________________________

Prospect Street High Income Portfolio Inc.
13455 Noel Road
Suite 1150
Dallas, Texas  75240

September 20, 2000

Dear Stockholder:

          You are cordially invited to attend the Annual Meeting of Stockholders of Prospect Street High Income Portfolio Inc. (the “Fund”) to be held at The University Club of Dallas, at 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, on Friday, October 27, 2000, at 9:00 a.m. In addition to voting on the proposals described in the Notice of Annual Meeting of Stockholders, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a stockholder.

          We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

Sincerely, /s/ JAMES D. DONDERO James D. Dondero President

Prospect Street High Income Portfolio Inc.
13455 Noel Road
Suite 1150
Dallas,Texas 75240

Notice of Annual Meeting of Stockholders
to be Held on October 27, 2000

        The Annual Meeting of Stockholders (the “Annual Meeting”) of Prospect Street High Income Portfolio Inc., a Maryland corporation (the “Fund”), will be held at The University Club of Dallas, at 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, on Friday, October 27, 2000, at 9:00 a.m., for the following purposes:

        To elect five Directors of the Fund, to hold office for a specified term and until their successors are duly elected and qualified;

        To ratify the selection of Ernst & Young LLP as independent public accountants of the Fund for the fiscal year ending October 31, 2000; and

        To transact such other business as may properly come before the Annual Meeting and any adjournment thereof. The matters referred to above may be acted upon at the Annual Meeting or any adjournment thereof.

        The close of business on September 1, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

        Your vote is important regardless of the size of your holdings in the Fund. Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the meeting, you may revoke your proxy.

By Order of the Directors /s/ R. JOSEPH DOUGHERTY R. Joseph Dougherty Secretary

September 20, 2000
Dallas, Texas

Prospect Street High Income Portfolio Inc.
13455 Noel Road
Suite 1150
Dallas,Texas 75240

Proxy Statement
Annual Meeting of Stockholders
October 27, 2000

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Prospect Street High Income Portfolio Inc., a Maryland corporation (the “Fund”), for use at the Fund’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held at The University Club of Dallas, at 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, on Friday, October 27, 2000, at 9:00 a.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated September 20, 2000. The Fund is a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

        This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy will be first sent to stockholders on or about September 21, 2000. The Board of Directors has fixed the close of business on September 1, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, 26,829,915.2307 shares of the Fund’s Common Stock, $0.03 par value per share (the “Common Stock”), were issued and outstanding. Holders of Common Stock have one vote per share on all matters submitted to stockholders. The Board of Directors is authorized by the Fund’s Articles of Incorporation to issue preferred stock in one or more series without shareholder approval, but no such class is currently outstanding.

        Shares of Common Stock represented by properly executed proxies with respect to which a vote is withheld, an abstention is indicated, or a broker does not vote will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

        If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the stockholder. Executed proxies that are unmarked will be voted (1) FOR the election of the applicable nominees named herein as Directors of the Fund, (2) FOR the proposal to ratify the selection of Ernst & Young LLP as independent public accountants of the Fund for the fiscal year ending October 31, 2000, and (3) in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors does not know of any matter to be considered at the Annual Meeting other than the matters referred to above. A stockholder may revoke his or her proxy before its use by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund or by returning a subsequently dated proxy.

        Shares of Common Stock representing a majority of the votes entitled to be cast shall constitute a quorum at the Annual Meeting. In the event a quorum is not present at the Annual Meeting or in the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one of the proposals in this Proxy Statement before such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Annual Meeting in person or by proxy.

        In addition to soliciting proxies by mail, officers of the Fund and officers and regular employees of Highland Capital Management, L.P. (the “Manager”), affiliates of the Manager or other representatives of the Fund also may solicit proxies by telephone or telegraph or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

The Investment Adviser

        Prospect Street Investment Management Co., Inc., with its principal office at 60 State Street, Boston, Massachusetts 02109, served as the investment adviser to the Fund from its inception in November 1988 until January 21, 2000. The Manager, with its principal office at 13455 Noel Road, Suite 1150, Dallas, Texas 75240, has served as the investment adviser to the Fund since January 21, 2000. This change was approved at a special stockholders’ meeting held on December 12, 1999.

Proposal 1

Election of Directors

        The stockholders of the Fund are being asked to elect the following five nominees as Directors of the Fund, to serve as described below and until their successors shall have been duly elected and qualified. All nominees named below currently are serving as Directors of the Fund. All shares represented by valid proxies will be voted in the election of Directors for the applicable nominees named below, unless authority to vote for a particular nominee is withheld. Each nominee has agreed to serve as a Director if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

        The nominees for election to the Board of Directors are:

                                                                            Number of Shares of
                                                                            Common Stock
                                                                            Beneficially Owned at
Director Name(1)        Positions With Fund       Age   Director Since(2)   September 8, 2000(3)(4)
----------------        -------------------       ---   -----------------   -----------------------

*James D. Dondero(3)    President and Director    37    January 2000         100,000

John William Honis      Director                  41    January 2000         -0-

Timothy K. Hui          Director                  52    January 2000         -0-

Scott F. Kavanaugh      Director                  39    January 2000         1,400

James F. Leary          Director                  70    January 2000         -0-
------------------------
*	Mr. Dondero is deemed to be "interested person" of the Fund under the 1940 Act. Mr. Dondero is President and Chief Investment Officer of the Manager.
(1)	Mark K. Okada, C. William Carey and Harlan D. Platt, current Directors of the Fund, are not standing for re-election to the Board.
(2)

Each nominee was elected as a director at a special stockholders' meeting held on December 12, 1999, effective as of January 21, 2000, the date the Investment Management Agreement between the Fund and the Manager became effective.

(3)

The amounts shown are based on information furnished by the nominee. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares indicated. Fractional shares are rounded off to the nearest whole share.

(4)	No Director is the beneficial owner of more than 1% of the Fund's Common Stock outstanding.

        After the Annual Meeting, the Board of Directors will be divided into three classes: Class I, Class II and Class III. The terms of office of the Class I directors will continue until the first annual meeting of the Fund’s stockholders held after this Annual Meeting and until their successors are elected and qualify. The term of office of the Class II directors will continue until the second annual meeting of the Fund’s stockholders held after this Annual Meeting and until their successors are elected and qualify. The term of office of the Class III directors will continue until the third annual meeting of the Fund’s stockholders held after this Annual Meeting and until their successors are elected and qualify. At each annual meeting of the Fund’s stockholders after this Annual Meeting, the successors to the class of directors whose term expires at that meeting will be elected to hold office for a term continuing until the annual meeting of the Fund’s stockholders held in the third year following the year of their election and until their successors are elected and qualify. Currently, the Board intends to designate, if elected at the Annual Meeting, Mr. Dondero as a Class I director, Messrs. Hui and Kavanaugh as Class II directors, and Messrs. Honis and Leary as Class III directors.

        As of September 1, 2000, all of the officers and Directors of the Fund, including the Manager, as a group beneficially owned 158,740 shares of Common Stock, or less than 1% of the outstanding shares of Common Stock.

        James D. Dondero has been President and Chief Investment Officer of the Manager since March 1993. From December 1989 through 1993, Mr. Dondero was Chief Investment Officer of a guaranteed investment contract subsidiary of Protective Asset Management Company (“PAMC”), where he and four other investment professionals managed portfolios consisting of high-yield securities, corporate bonds, mortgage-backed securities, bank loans and preferred and common stocks. From August 1985 to December 1989, Mr. Dondero managed approximately $1.0 billion in proprietary fixed-income portfolios for a subsidiary of American Express Company. Between July 1984 and August 1985, he was a member of the Morgan Guaranty Trust Co. NYC Financial Training Program. Mr. Dondero graduated from the University of Virginia (Beta Gamma Sigma) with a B.S. in Accounting and a B.S. in Finance in May 1984. He is a Certified Public Accountant, Certified Managerial Accountant and Chartered Financial Analyst, and is a full member of the New York Society of Security Analysts.

        John William Honis has been a private investor since May 1999. Prior thereto, he was President and owner of Saratoga Telephone, from 1991 to 1998. From July 1989 to May 1999, he served as President and owner of Northeast Phone System Communication Group. From October 1995 to March 1999, Mr. Honis also served as Vice President of Value Call International, Inc. Mr. Honis is on the Board of Directors of the Jenna Foundation for Non-Violence.

        Timothy K. Hui has been the Director of the Masland Learning Resource Center of the Philadelphia College of Bible since September 1998. Prior thereto, Mr. Hui was in private practice as an attorney serving as the managing partner of the law firm of Hui & Malik, L.L.P. from 1993 to 1998 and at the law firm of Thompson & Knight, P.C. from 1989 to 1993.

        Scott F. Kavanaugh has been the Executive Vice President and Treasurer and a Board member of Commercial Capital Bank since January 2000, and the Managing Principal and Chief Operating Officer of Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC, an investment banking firm, since April 1998. From 1991 to April 1998, Mr. Kavanaugh was the Managing Partner and Director of Trade of Great Pacific Securities, Inc., an investment banking firm.

        James F. Leary has been a Managing Director of Benefit Capital Southwest, Inc., a financial consulting firm, since 1999. From 1995 to 1998, he was the Vice Chairman, Finance and a Director of Search Financial Services, Inc., a financial services firm, which filed a petition for reorganization under Chapter 11 of the Bankruptcy Code in March 1998. From 1982 to 1995, he was the founder and General Partner of Sunwestern Investment Group which managed venture capital funds and Small Business Investment Companies. Mr. Leary is currently a member of the Boards of Directors of Associated Materials, Inc. (manufacturer of building products), Capstone Group (a group of mutual funds), Quest Products Corporation (consumer product marketing) and MESBIC Ventures, Inc. (a minority enterprise SBIC). Earlier in his professional career, Mr. Leary was Senior Executive Vice President, Director and Chief Financial Officer of the Associates First Capital Corporation, a large financial services conglomerate.

        During the fiscal year ended October 31, 1999, the Directors of the Fund, identified in the table set forth in “Remuneration of Directors and Executive Officers” below, met eleven times in person and two times by telephone. During that year, these Directors (either in person or by telephone) attended all of the meetings of the Board. The Board of Directors has one committee, the Audit Committee. Pursuant to the Audit Committee Charter adopted by the Fund’s Board (a copy of which is attached to this proxy statement as Exhibit A), the Audit Committee is responsible for conferring with the Fund’s independent accountants, reviewing the scope and procedures of the year-end audit, reviewing annual financial statements and recommending the selection of the Fund’s independent accountants. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund’s portfolio. During the fiscal year ended October 31, 1999, the Audit Committee was comprised of the former directors Messrs. Carey, Albanese and Platt, all of whom were non-interested members of the Board. The Audit Committee met two times in fiscal 1999. The Audit Committee currently is comprised of all of the Board’s non-interested members.

*      *      *

In addition to Mr. Dondero, the Fund's other executive officers are Mark K. Okada and R. Joseph Dougherty. The address of each executive officer is 13455 Noel Road, Suite 1150, Dallas, Texas 75240.

        Mark K. Okada is Executive Vice President of the Fund. Mr. Okada has been Executive Vice President of the Manager since March 1993. From July 1990 to March 1993, Mr. Okada was Manager-Fixed Income for PAMC, where his responsibilities included management and administration of approximately $1.3 billion in bank loan purchases, credit evaluation of fixed-income assets and quantitative analysis for special projects. From September 1986 to July 1990, Mr. Okada was employed by Hibernia National Bank, where he most recently served as Vice President and Section Head of the Capital Markets Group and was responsible for a portfolio of $1.0 billion in highly leveraged transactions. Mr. Okada is a Chartered Financial Analyst, and is a member of the Dallas Society of Security Analysts. Mr. Okada is 37 years old.

        R. Joseph Dougherty is Senior Vice President and Secretary of the Fund. Mr. Dougherty has been a Portfolio Manager with the Manager since 1998. Prior to joining the Manager, Mr. Dougherty served as an Investment Analyst with Sandera Capital Management, from 1997 to 1998. Formerly, he was a Business Development Manager at Akzo Nobel, from 1994 to 1996, and a Senior Accountant at Deloitte & Touche, LLP, from 1992 to 1994. Mr. Dougherty is a Certified Public Accountant and is a Chartered Financial Analyst Level II Candidate. Mr. Dougherty is 30 years old.

Remuneration of Directors and Executive Officers

        The executive officers of the Fund and those of its Directors who are “interested persons” of the Fund receive no direct remuneration from the Fund.

        Those Directors who are not interested persons are compensated at the rate of $10,000 annually, plus $2,000 per Directors’ meeting attended in person or $1,000 per Directors’ meeting attended by telephone, and are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. In addition, the members of the Fund’s Audit Committee receive $1,000 for each Audit Committee meeting attended, together with actual out-of-pocket expenses relating to attendance at such meetings. During the fiscal year ended October 31, 1999, Directors who were not interested persons of the Fund earned fees aggregating $89,000.

        The following table summarizes the compensation paid to the Directors and Officers of the Fund for the fiscal year ended October 31, 1999.

                                                    Pension or
                                                    Retirement          Estimated
                               Aggregate            Benefits Accrued    Annual         Total
                               Compensation from    as Part of Fund's   Benefits upon  Compensation
Names of Director or Officer   from Fund            Expenses            Retirement     from Fund
----------------------------   -----------------    -----------------   -------------- --------------

Richard E. Omohundro, Jr.(1)   none                 none                none           none

John A. Frabotta(1)            none                 none                none           none

Joseph G. Cote(1)              none                 none                none           none

Christopher E. Roshier(2)      $18,000              none                none           $18,000

John S. Albanese(2)            $24,000              none                none           $24,000

Harlan D. Platt(3)             $24,000              none                none           $24,000

C. William Carey(3)            $23,000              none                none           $23,000
----------------------
(1)	Resigned as a director of the Fund as of January 21, 2000, the date the Investment Management Agreement between the Fund and the Manager became effective.
(2)	Resigned as a director of the Fund on June 9, 2000.
(3)	Not standing for re-election to the Fund's Board

Share Ownership and Certain Beneficial Owners

        To the Fund's knowledge, no person owned beneficially five percent or more of the outstanding shares of Common Stock of the Fund on September 1, 2000, other than Cede & Co., which holds of record 93.74845% of the outstanding shares of Common Stock. The Manager beneficially owns 50,000 shares of Common Stock or 0.18635% of the outstanding shares.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

        To the Fund's knowledge, all of its officers, directors and holders of more than 10% of its Common Stock complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended October 31, 1999. In making this disclosure, the Fund has relied solely on written representations of its current directors, officers and more than 10% holders and on copies of reports that have been filed with the Securities and Exchange Commission.

Required Vote

        The election of each of the nominees for Director requires the affirmative vote of the holders of a plurality of the common stock of the Fund present and voting at the Annual Meeting. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although abstentions will count towards the presence of a quorum.

        The Board of Directors recommends that stockholders vote FOR the election of the nominees to the Fund’s Board of Directors.

Proposal 2

Ratification of Selection of Independent Public Accountants

        The Board of Directors has selected the firm of Ernst & Young LLP as independent public accountants for the Fund for the fiscal year ending October 31, 2000. In accordance with the 1940 Act, the employment of such accountants is conditioned upon the right of a majority of the outstanding voting securities to terminate such employment. Stockholders are being asked to ratify the selection of Ernst & Young LLP to perform audit services for the Fund.

        The services to be provided by Ernst & Young LLP will consist of (1) examination and audit of the Fund’s annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of tax matters on behalf of the Fund.

        A representative of Ernst & Young LLP is not expected to be represented at the Annual Meeting, but will be available by telephone to respond to appropriate questions.

        On September 8, 2000, the Fund replaced Arthur Andersen LLP ("Arthur Andersen") as its independent accountants with Ernst & Young LLP as its new independent accountants.

        The reports of Arthur Andersen on the Fund’s financial statements for the two fiscal years ended October 31, 1999 and 1998 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and for the six-month period ended April 30, 2000, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused them to make reference thereto in their report on the financial statements for such years or period. Moreover, no such disagreements existed as of the date the Board replaced Arthur Andersen with Ernst & Young LLP.

        The decision to change the Fund’s independent accountants was recommended by the Fund’s Audit Committee and approved by the Fund’s Board of Directors.

Required Vote

        Approval of the foregoing proposal requires the affirmative vote of the holders of a majority of the Common Stock present and voting at the meeting. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although abstentions will count towards the presence of a quorum.

        The Board of Directors, including those Directors who are not interested persons of the Fund, recommends a vote FOR ratification of the selection of Ernst & Young LLP as independent public accountants of the Fund for the fiscal year ending October 31, 2000.

Annual Report

        Copies of the Fund’s Annual Report for the fiscal year ended October 31, 1999, which contains certified financial statements of the Fund for the fiscal year ended October 31, 1999, and Semi-Annual Report for the six months ended April 30, 2000 are available upon request, without charge, by writing to the Fund at 13455 Noel Road, Suite 1150, Dallas, Texas 75240, or by calling 1-877-532-2834.

Other Matters to Come Before the Meeting

        The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

Stockholder Proposals

        Any proposals of stockholders that are intended to be presented at the Fund’s 2001 Annual Meeting of Stockholders must be received at the Fund’s principal executive offices no later than November 1, 2000 and must comply with all other legal requirements in order to be included in the Fund’s proxy statement and form of proxy for that meeting.

By Order of the Board of Directors /s/ JAMES D. DONDERO James D. Dondero President

Dallas, Texas
September 20, 2000

EXHIBIT A

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

AUDIT COMMITTEE CHARTER

1.

The Audit Committee shall consist of at least three members and shall be composed entirely of independent directors, all of whom shall be financially literate as determined by the Fund’s Board in its business judgment, with at least one member having accounting or related financial management expertise as determined by the Fund’s Board in its business judgment.

2.	The purposes of the Audit Committee are:

(a)	to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b)	to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

(c)	to act as a liaison between the Fund's independent auditors and the full Board of Directors.

The function of the Audit Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out a proper audit and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board). In addition, the evaluation of the Fund’s financial statements by the Audit Committee is not of the same quality as audits performed by the independent accountants, nor does the Audit Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent accountants for auditing, the financial statements.

3.	To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)

to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Fund’s investment adviser (it being understood that the auditors are ultimately accountable to the Audit Committee and the Fund’s Board and that the Audit Committee and the Fund’s Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

(b)

to ensure receipt of a formal written statement from the auditors on a periodic basis specifically delineating all relationships between the auditors and the Fund; to discuss with the auditors any disclosed relationships or services that may impact the auditors’ objectivity and independence; and to recommend that the Fund’s Board take appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence;

(c)

to meet with the Fund’s independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); and (iii) to consider the auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto;

(d)	to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

(e)	to review the fees charged by the auditors for audit and non-audit services;

(f)	to investigate improprieties or suspected improprieties in Fund operations; and

(g)	to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4.	The Audit Committee shall meet on a regular basis (typically, twice annually) and is empowered to hold special meetings as circumstances require.

5.	The Audit Committee shall regularly meet (typically, concurrently with the regular Committee meetings) with the Fund’s management.

6.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7.	The Audit Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board also shall review and approve this Charter at least annually.

8.

With respect to any subsequent changes to the composition of the Audit Committee, and otherwise approximately once each year, the Fund shall provide the New York Stock Exchange written confirmation regarding:

(1)	any determination that the Fund’s Board has made regarding the independence of directors pursuant to the New York Stock Exchange’s governance standards or applicable law;

(2)	the financial literacy of the Audit Committee members;

(3)	the determination that at least one of the Audit Committee members has accounting or related financial management expertise; and

(4)	the annual review and reassessment of the adequacy of the Audit Committee charter.

Adopted: Effective February 4, 2000, as amended June 9, 2000

Prospect Street High Income Portfolio Inc.

Annual Meeting of Stockholders - October 27, 2000 -
Proxy Solicited on Behalf of Board of Directors

        The undersigned holder of shares of Common Stock of Prospect Street High Income Portfolio Inc., a Maryland corporation (the “Fund”), hereby appoints R. Joseph Dougherty and Mark K. Okada, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at The University Club of Dallas, at 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, on Friday, October 27, 2000, at 9:00 a.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Please mark the boxes in blue or black ink.

1.     Granting /_/ Withholding /_/ authority to vote for the election as Directors of all the nominees listed below:

James D. Dondero, John William Honis, Timothy K. Hui, Scott F. Kavanaugh and James F. Leary.

(Instructions: To withhold authority to vote for any individual nominee, write such nominee's name in the space provided above.)

2.     With respect to the proposal to ratify the selection of Ernst & Young LLP as independent public accountants of the Fund for the fiscal year ending October 31, 2000.

For /_/ Against /_/ Abstain /_/

3.     In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

Dated: , 2000 Signature Signature

Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy will be voted for the election of all nominees as directors, for the ratification of the appointment of the independent public accountants and in the discretion of the proxies with respect to all other matters which may properly come before the meeting and any adjournment thereof. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement.